Exhibit 10.3


                            COLLATERAL MORTGAGE NOTE


$ 15,000,000.00                                    PLAQUEMINES PARISH, LOUISIANA

                                                                 August 26, 2007

     ON DEMAND, I, We, or either of us, promise to pay to the order of EnGlobal Engineering, Inc., 654 N. Sam Houston Parkway, Suite 400, Houston, Texas 77060, FIFTEEN MILLION DOLLARS ($15,000,000.00), for value received, with SIX PERCENT (6.00%) interest per annum from date until paid, payable on demand.

     In case this Note should be placed in the hands of an attorney, after its maturity, to institute legal proceedings to recover the amount hereof, or any part hereof, in principal or interest, or to protect the interests of the holder hereon or in case the same should be placed in the hands of an attorney for collection, compromise or other action, the makers, endorsers binds themselves to pay the fees of the attorney who may be employed for that purpose, which fees are hereby fixed at TWENTY-FIVE (25%) PERCENT on the amount due or sued for, or claimed or sought to be protected, preserved or enforced.

     The makers of this Note and the endorsers, guarantors and sureties hereon hereby severally waive presentment for payment, demand, notice of nonpayment, protest, and all pleas of division and discussion and agree that without notice of such extension, or extensions and without previous consent hereby binding themselves, in solido, unconditionally and as original promisors, for the payment hereof in principal, interest costs and attorney fees. No delay on the part of the holder hereof in exercising any rights hereunder shall operate as a waiver of such rights.


                                               SOUTH LOUISIANA ETHANOL, L.L.C.


                                               ---------------------------------
                                               BY:  KENNETT F. STEWART
                                               TITLE:  MANAGER


NE VARIETUR
In conformity with an Act of
Collateral Mortgage in favor of EnGlobal
Engineering, Inc., passed before me,
this 27th day of August, 2007.


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NOTARY PUBLIC